FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: September 5, 2001
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



         MINNESOTA                       000-19621               41-1454591
-------------------------------          ----------          -------------------
(State or other jurisdiction of          Commission           (I.R.S. Employer
incorporation or organization)            File No.           Identification No.)


         7400 EXCELSIOR BOULEVARD
         MINNEAPOLIS, MN                                         55426-4517
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(Address of principal executive offices)



                                 (952) 930-9000
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              (Registrant's telephone number, including area code)





                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

Item 5.     Other Events.
------      ------------

         On August 29, 2001, Appliance Recycling Centers of America, Inc. issued a press release announcing that it has secured a three-year, $10,000,000 line of credit with its current lender that replaced its previous one-year, $6,000,000 credit line.

Item 7(c).  Exhibits.
----------  --------

99 Press Release dated August 29, announcing its secured, three-year, $10,000,000 line of credit.


Date: September 5, 2001                                 /s/Linda Koenig
                                                        ------------------------
                                                        Linda Koenig, Controller